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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO. 1)

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [X] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                SPORTMART, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [ ] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [X] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                                SPORTMART, INC.
                        1400 South Wolf Road, Suite 200
                            Wheeling, Illinois 60090

                               December 24, 1997

Dear Stockholder:

     You recently received information, including a Proxy Statement/Prospectus dated December 17, 1997 (the "Proxy Statement/Prospectus"), regarding a Special Meeting of Stockholders (the "Sportmart Meeting") of Sportmart, Inc. ("Sportmart") to be held on January 9, 1998 to consider and vote upon a proposal to approve and adopt the Merger Agreement (as defined in the Proxy Statement/Prospectus) and the related merger whereby a subsidiary of Gart Sports Company ("Gart Sports") will be merged with and into Sportmart resulting in Sportmart becoming a wholly-owned subsidiary of Gart Sports.

     Enclosed is a new proxy card (with a yellow bar) for your use in connection with the Sportmart Meeting, which clarifies your voting choices as "for," "against" or "abstain" with respect to approval of the Merger Agreement and the transactions contemplated thereby. Even if you have already returned the proxy card that accompanied the Proxy Statement/Prospectus, please sign, date and return the enclosed proxy card (with a yellow bar) as well. This will not prevent you from voting your shares in person if you subsequently choose to attend the Sportmart Meeting.

                                            Sincerely,

                                            /s/ JOHN LOWENSTEIN

                                            John A. Lowenstein
                                            Corporate Secretary
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PROXY                                                                      PROXY


                                             This proxy is solicited on behalf
                                                 of the Board of Directors


                                SPORTMART, INC.
           1400 South Wolf Road, Suite 200, Wheeling, Illinois 60090
                 PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON JANUARY 9, 1998


TO VOTE AT THE SPECIAL MEETING IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF SPORTMART, INC., SIGN AND DATE THE REVERSE SIDE OF THIS CARD WITHOUT CHECKING ANY BOX.

The undersigned holder of Voting Common Stock of Sportmart, Inc. (the "Company") hereby appoints Larry J. Hochberg and Andrew S. Hochberg, or either of them, with full power of substitution, as proxies to cast all votes which the undersigned stockholder is entitled to cast at the Special Meeting of Stockholders (the "Special Meeting") to be held on January 9, 1998, at 9:00 a.m., local time, at the Northbrook Hilton, 2855 N. Milwaukee Avenue, Northbrook, Illinois, and at any adjournments thereof, upon the following matters. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

This proxy, when properly executed, will be voted and will be voted in the manner as directed herein by the undersigned stockholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN ACCORDANCE WITH THE DETERMINATION OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Special Meeting and voting in person. The undersigned stockholder hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement/Prospectus.

                                   (Comments/Change of Address)

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                       (If you have written in the above space, please mark the
                       corresponding box on the reverse side)

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                            - FOLD AND DETACH HERE -


                                SPORTMART, INC.
                        1400 South Wolf Road, Suite 200
                            Wheeling, Illinois 60090


                             YOUR VOTE IS IMPORTANT
                                 TO THE COMPANY

               PLEASE SIGN AND RETURN YOUR PROXY/INSTRUCTION
               CARD BY TEARING OFF THE TOP PORTION OF THIS SHEET
               AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID
               ENVELOPE.
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                                 SPORTMART, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

[                                                                              ]


                                                       FOR   AGAINST  ABSTAIN
1.   Adoption of the Merger Agreement (as defined in   [ ]     [ ]      [ ]
     the Proxy Statement/Prospectus, dated December
     17, 1997, previously provided to you) and the transactions contemplated thereby.


2. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Special Meeting, or any adjourn-ments hereof.

     I am planning to attend the Special Meeting of    [ ]
     Stockholders.

Comments/      Date:                          , 19__
  Change  [ ]       --------------------------
of Address
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               Signature(s)


               -------------------------------------
               Signature(s)

               PLEASE MARK, SIGN, DATE AND RETURN THIS
               CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
               If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

               Please date and sign exactly as the name appears hereon. When signing as executor, administrator, trustee, guardian, attorney-in-fact or other fiduciary, please give title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. If you sign for a partnership, please sign in partnership name by an authorized person.

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                            * FOLD AND DETACH HERE *




                PLEASE VOTE, SIGN EXACTLY AS NAME APPEARS ABOVE,
                                DATE, AND RETURN
         THIS PROXY FORM PROMPTLY USING THE ENCLOSED POSTPAID ENVELOPE.